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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported)   March 24, 1997
                                                          --------------


                         SECURITY CAPITAL PACIFIC TRUST
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         1-10272                                          74-6056896
--------------------------                                ----------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


       7777 Market Center Avenue, El Paso, Texas          79912
       -----------------------------------------          -----
       (Address of Principal Executive Offices)         (Zip Code)


                                 (915) 877-3900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On March 24, 1997, Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), announced that it had entered into a definitive agreement relating to a transaction (the "Transaction") pursuant to which PTR will acquire the operations and business of its REIT manager and property manager currently being conducted through wholly owned subsidiaries of Security Capital Group Incorporated ("Security Capital"). A copy of the Merger and Issuance Agreement, dated as of March 24, 1997, between PTR and Security Capital (the "Merger Agreement") is included as an exhibit to this report and is incorporated herein by reference. Also included as exhibits to this report and incorporated herein by reference are the following forms of agreements relating to the Transaction and which will be entered into at the closing of the
Transaction: (i) the Third Amended and Restated Investor Agreement between PTR and Security Capital, (ii) the Administrative Services Agreement between PTR and SC Group Incorporated and (iii) the Protection of Business Agreement between PTR and Security Capital. A copy of the press release announcing the Merger Agreement and describing the Transaction is included as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Document Description
     -----------    --------------------

     2.1 Merger and Issuance Agreement, dated as of March 24, 1997, between Security Capital Pacific Trust and Security Capital Group Incorporated

     10.1 Form of the Third Amended and Restated Investor Agreement between Security Capital Pacific Trust and Security Capital Group Incorporated

     10.2 Form of the Administrative Services Agreement between Security Capital Pacific Trust and SC Group Incorporated

     10.3 Form of the Protection of Business Agreement between Security Capital Pacific Trust and Security Capital Group Incorporated

     99.1           Press Release dated March 24, 1997
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SECURITY CAPITAL PACIFIC TRUST



Dated:  March 26, 1997                By: /s/ JEFFREY A. KLOPF
                                          ---------------------
                                          Jeffrey A. Klopf
                                          Senior Vice President and Secretary